UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE J. M. SMUCKER COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

YOUR VOTE IS IMPORTANT
PLEASE VOTE YOUR PROXY TODAY
Dear Shareholder:
     According to our latest records, we have not received your voting instructions for the important annual meeting of The J.M. Smucker Company to be held on Wednesday, August 19, 2009. Your vote is extremely important, no matter how many shares you hold.
     For the reasons set forth in the proxy statement, dated July 9, 2009, the Board of Directors unanimously recommends that you vote “FOR” Proposals 1, 2, 3, 4 and 5. Please sign, date and return the enclosed proxy card as soon as possible or, alternatively, you can vote via the Internet or telephone (see the instructions below).
     If you need assistance voting your shares, please call D. F. King & Co., Inc. toll free at (800) 488-8075. On behalf of your Board of Directors, thank you for your cooperation and continued support.
Sincerely,

Timothy P. Smucker	Richard K. Smucker
Chairman of the Board and	Executive Chairman, President and
Co-Chief Executive Officer	Co-Chief Executive Officer

You may use one of the following simple methods to promptly provide your voting instructions:
Vote by Internet: Go to the website www.proxyvote.com. Have your 12-digit control number listed on the voting instruction form ready and follow the online instructions. The 12-digit control number is located in the rectangular box on the right side of your voting instruction form.
Vote by Telephone: Call toll-free (800) 454-8683. Have your 12-digit control number listed on the voting instruction form ready and follow the simple instructions.

YOUR VOTE IS IMPORTANT
PLEASE VOTE YOUR PROXY TODAY
Dear Shareholder:
     According to our latest records, we have not received your voting instructions for the important annual meeting of The J.M. Smucker Company to be held on Wednesday, August 19, 2009. Your vote is extremely important, no matter how many shares you hold.
     For the reasons set forth in the proxy statement, dated July 9, 2009, the Board of Directors unanimously recommends that you vote “FOR” Proposals 1, 2, 3, 4 and 5. Please sign, date and return the enclosed proxy card as soon as possible or, alternatively, you can vote via the Internet or telephone (see the instructions below).
     If you need assistance voting your shares, please call D. F. King & Co., Inc. toll free at (800) 488-8075. On behalf of your Board of Directors, thank you for your cooperation and continued support.
Sincerely,

Timothy P. Smucker	Richard K. Smucker
Chairman of the Board and	Executive Chairman, President and
Co-Chief Executive Officer	Co-Chief Executive Officer

     You may use one of the following simple methods to promptly provide your voting instructions:
To vote by Internet:
•	Log-on to www.investorvote.com

•	Have your proxy card ready. You will need to provide the information in the shaded bar on the front the proxy card you received.

•	Enter the information requested on your computer screen and follow the simple instructions.
To vote by telephone:
•	Call toll-free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is no charge to you for the call.

•	Have your proxy card ready. You will need to provide the information in the shaded bar on the front the proxy card you received.

•	Follow the simple instructions provided by the recorded message.